EXHIBIT T3F

                               AEI RESOURCES, INC.
                             CROSS-REFERENCE TABLE*

TRUST INDENTURE                                     INDENTURE SECTION
ACT SECTION

310   (a)(1)........................................ 7.10
      (a)(2)........................................ 7.10
      (a)(3)........................................ N.A.
      (a)(4)........................................ N.A.
      (a)(5)........................................ 7.10
      (b)........................................... 7.10
      (c)........................................... N.A.
311   (a)........................................... 7.11
      (b)........................................... 7.11
      (c)........................................... N.A.
312   (a)........................................... 2.05
      (b)........................................... 13.03
      (c)........................................... 13.03
313   (a)........................................... 7.06
      (b)(1)........................................ 7.06, 9.03(d)
      (b)(2)........................................ 7.06, 9.03(d)
      (c)(1)........................................ 7.067.07, 13.02(c)
      (c)(2)........................................ 7.06, 13.02(c)
      (c)(3)........................................ 7.06, 13.02(c)
      (d)........................................... 7.06
314   (a)........................................... 4.03, 10.05
      (a)(4)........................................ 4.04, 13.05
      (b)........................................... N.A.
      (c)(1)........................................ 9.03, 11.01(b),
                                                           12.04(a)(viii), 13.04
      (c)(2)........................................ 11.01(b), 12.04(a)(viii),
                                                                         13.04
      (c)(3)........................................ N.A.
      (d)........................................... 9.02(b), 9.03(d), 9.04,
                                                                       9.05
      (e)........................................... 13.05
      (f)........................................... N.A.
315   (a)(1)........................................ 7.01(b)(i)
      (a)(2)........................................ 7.01(b)(ii)
      (b)........................................... 7.05
      (c)........................................... 7.01(a)
      (d)........................................... 7.01(c)
      (e)........................................... 6.11
316   (a)(1)(A)..................................... 6.05
      (a)(1)(B)..................................... 6.04
      (a)(2)........................................ N.A.
      (b)........................................... 6.07
      (c)........................................... 2.13
317   (a)(1)........................................ 6.08
      (a)(2)........................................ 6.09
      (b)........................................... 2.04

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318   (a)........................................... 13.01
      (b)........................................... N.A.
      (c)........................................... 13.01

N.A. means not applicable.
*This Cross-Reference Table shall not, for any purposes, be deemed to be part of the Indenture.